SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 16, 2003
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                                (Date of Report)

                                   ITRON, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Washington                  000-22418               91-1011792
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(State or Other Jurisdiction    Commission File No.)       (IRS Employer
     of Incorporation)                                   Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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          (Address of Principal Executive Offices, including Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements and Exhibits. The following item is attached as an exhibit hereto:

(c) Exhibits.

Exhibit No. 99.1      Press Release dated July 16, 2003


Item 9.    Regulation FD Disclosure (Information provided pursuant to Item 12)

     On July 16, 2003, Itron, Inc. issued a press release regarding Q2 2003 earnings. A copy of this press release and accompanying financial statements are attached as Exhibit 99.1.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 ITRON, INC.

Dated:  July 16, 2003            By:  /s/ DAVID G. REMINGTON
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                                      David G. Remington
                                      Vice President and Chief Financial Officer